UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2007

HENRY BROS. ELECTRONICS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	005-62411	22-3690168
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

17-01 POLLITT DRIVE	07410
FAIR LAWN, NEW JERSEY
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 794-6500

(Former name or former address, if changed from last report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITIONS

               On August 27, 2007, Henry Bros. Electronics, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing, among other things, preliminary financial results for the year ended 2006 and quarters ended March 31, 2007 and June 30, 2007.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

The Company previously disclosed it had not met the American Stock Exchange’s (“AMEX”) continued listing standards because it was no longer in compliance with Sections 134 and 1101 of the AMEX Company Guide. The non-compliance resulted from the Company’s failure to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 by the extended filing deadline of April 17, 2007 because it was unable to reconcile the balances in certain clearing accounts. The Company was also unable to file its quarterly financial results on Form 10-Q for the March 2007 quarter due to the same reasons it was unable to file its Annual Report.

Most recently, the Company was unable to file its quarterly financial results on Form 10-Q for the quarter ended June 30, 2007 due to the same reasons it was unable to file its Annual Report on Form 10-K or financial results on Form 10-Q for the three month period ended March 31, 2007. The Company’s inability to file its quarterly financial results triggered an additional delinquency under the AMEX’s continued listing standards. By letter dated August 22, 2007, the AMEX ordered the Company to disclose the triggering of this additional delinquency by filing a current report on Form 8-K and a press release.

The Company expects to file its Annual Report on Form 10-K and Form 10-Q’s for the First and Second Quarters of 2007 prior to September 30, 2007.

The Company’s listing is being continued pursuant to an extension granted by the AMEX until October 18, 2007, subject to the AMEX’s right to commence delisting proceedings at any time.

A copy of the press release announcing the Company’s additional delinquency concerning its Second Quarter 2007 financial results is attached hereto as exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBIT

99.1	Press Release dated August 27, 2007.

SIGNATURE

                         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY BROS. ELECTRONICS, INC.
(Registrant)

Date:	August 31, 2007	By:	/s/ JOHN P. HOPKINS
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JOHN P. HOPKINS
CHIEF FINANCIAL OFFICER

EXHIBIT INDEX

99.1    Press Release dated August 27, 2007